SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 8, 2007
FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379

(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

1919 Flowers Circle, Thomasville, GA	31757

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:            (229) 226-9110
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.
     On November 8, 2007, Flowers Foods, Inc. issued a press release (i) announcing its financial condition and results of operations as of and for the third quarter and 40 weeks ended October 6, 2007; (ii) updating its annual guidance for fiscal 2007; and providing preliminary guidance for fiscal 2008. A copy of the press release is furnished with this Report as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01      Financial Statements and Exhibits.
(c)      Exhibits.
The following exhibits are furnished as part of this Report:

Exhibit Number	Description

99.1	Press Release of Flowers Foods, Inc. dated November 8, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.

	By:	/s/ R. Steve Kinsey

Name: R. Steve Kinsey Title: Senior Vice President & Chief Financial Officer

Date: November 8, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Flowers Foods, Inc. dated November 8, 2007